--------------------------------------------------------------------------------
                        VAN KAMPEN U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

  Van Kampen U.S. Government Fund (the "Fund") is a diversified series of Van Kampen U.S. Government Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund invests primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Fund may invest a substantial portion of its assets in mortgage-backed securities issued by agencies of the U.S. Government, some of which are backed by the full faith and credit of the U.S. Government and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer. The Fund may engage in strategic transactions including borrowing for investment purposes and utilizing financial derivative instruments, subject to the limitations set forth in this Prospectus. Such transactions may entail certain risks, which are described under "How the Fund Seeks Its Investment Objective." The net asset value and the return of the Fund will fluctuate depending on market conditions and other factors. The Fund is managed by Van Kampen Investment Advisory Corp. (the "Adviser") and distributed by Van Kampen Funds Inc. (the "Distributor").

  Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "How to Buy Shares."

  Additional information about the Fund is contained in a Statement of Additional Information dated April 30, 1998, as supplemented on July 14, 1998, which has been filed with the Securities and Exchange Commission ("SEC"), a copy of which may be obtained without charge by calling: (800) 421-5666 (or (800) 421-2833 for the hearing impaired) and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov). This Prospectus, which incorporates by reference the entire Statement of Additional Information, concisely sets forth certain information about the Fund that a prospective shareholder should know before investing in the Fund. Shareholders should read this Prospectus carefully and retain it for future reference.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                           [VAN KAMPEN FUNDS LOGO]

                              One Parkview Plaza
                       Oakbrook Terrace, Illinois 60181
                                (800) 421-5666

                       APRIL 30, 1998, AS SUPPLEMENTED
                    ON JULY 14, 1998 AND OCTOBER 27, 1998.

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
Shareholder Transaction Expenses..........................................    3
Annual Fund Operating Expenses and Example................................    4
Financial Highlights......................................................    5
The Fund's Investment Objective...........................................    7
How the Fund Seeks its Investment Objective...............................    7
How the Fund is Managed...................................................    9
How to Buy Shares.........................................................   11
How to Sell Shares........................................................   14
Distribution and Service Plans............................................   15
Distributions and Taxes...................................................   16
Fund Performance..........................................................   17
Fund Organization.........................................................   17
Additional Information....................................................   18

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A           CLASS B                       CLASS C
                                                               SHARES            SHARES                        SHARES
                                                              -------           -------                       -------
Maximum sales load imposed on purchases (as a percentage of
 the offering price)........................................  4.75% (1)          None                          None
Maximum sales load imposed on reinvested dividends (as a
 percentage of the offering price)..........................  None               None(3)                       None(3)
Deferred sales load (as a percentage of the lesser of the
 original purchase price or redemption proceeds)............  None  (2)     Year 1--4.00%                 Year 1--1.00%
                                                                            Year 2--3.75%                  After--None
                                                                            Year 3--3.50%
                                                                            Year 4--2.50%
                                                                            Year 5--1.50%
                                                                            Year 6--1.00%
                                                                             After--None
Redemption fees (as a percentage of amount redeemed)........  None               None                           None
Exchange fees...............................................  None               None                           None

--------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "How to Buy Shares-- Class A Shares."

(2) Investments of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.

(3) Subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------

                                                              CLASS A   CLASS B    CLASS C
                                                              SHARES     SHARES     SHARES
                                                              -------   -------    -------
Management fees (as a percentage of average daily net
  assets)...................................................   0.51       0.51      0.51
12b-1 fees (as a percentage of average daily
  net assets)(1)............................................   0.18       1.00(3)   1.00(3)
Other expenses (as a percentage of average daily net
  assets):
  Miscellaneous other expenses..............................   0.21       0.21      0.21
  Interest expenses.........................................   0.08       0.08      0.08
                                                               ----       ----      ----
Total other expenses (as a percentage of average daily net
  assets)...................................................   0.29       0.29      0.29
                                                               ----       ----      ----
Total expenses (as a percentage of average daily
  net assets)(2)............................................   0.98       1.80      1.80

--------------------------------------------------------------------------------

(1) Such fees are being phased-in and it is anticipated that such fees will increase over time to the maximum aggregate amount of 0.25% of the net assets attributable to the Class A Shares. See "Distribution and Service Plans."

(2) The Fund incurred financing expenses related to borrowings for investment purposes. Borrowings provide the opportunity for increased net income, but may increase the Fund's investment risk. "Total expenses" without regard to the "Interest expenses" would have been 0.90%, 1.72% and 1.72% for each of the Class A Shares, Class B Shares and Class C Shares, respectively. See "Financial Highlights" and "How the Fund Seeks Its Investment Objective."

(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

EXAMPLE:

A $1,000 investment would have the following transaction costs and operating expenses assuming a 5% annual return. This example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                     WITH REDEMPTION AT
                     THE END OF PERIOD:                       ONE YEAR   THREE YEARS    FIVE YEARS   TEN YEARS
                     ------------------                       --------   -----------    ----------   ---------
Class A Shares..............................................    $57          $77           $ 99        $162
Class B Shares..............................................    $58          $92           $112        $188
Class C Shares..............................................    $28          $57           $ 97        $212

                          WITHOUT
                       REDEMPTION AT
                     THE END OF PERIOD:
                     ------------------
Class A Shares..............................................    $57          $77           $ 99        $162
Class B Shares..............................................    $18          $57           $ 97        $188
Class C Shares..............................................    $18          $57           $ 97        $212

--------------------------------------------------------------------------------

* Class B Shares convert to Class A Shares at the end of eight years after purchase; ten-year amounts reflect lower expenses applicable to such shares after conversion.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                                  CLASS A SHARES
                                                          ---------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                            1997       1996       1995       1994       1993       1992
                                                          --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period....................  $ 14.459   $ 14.950   $ 13.698   $ 15.662   $ 15.720   $ 16.130
                                                          --------   --------   --------   --------   --------   --------
  Net Investment Income.................................     1.039      1.069      1.111      1.177      1.286      1.365
  Net Realized and Unrealized Gain/Loss.................      .158      (.495)     1.233     (1.965)    (0.060)    (0.407)
                                                          --------   --------   --------   --------   --------   --------
Total from Investment Operations........................     1.197      0.574      2.344     (0.788)     1.226      0.958
                                                          --------   --------   --------   --------   --------   --------
Less:
  Distributions from and in Excess of Net Investment
    Income..............................................     1.032      1.065      1.092      1.176      1.284      1.368
  Distributions from Net Realized Gain on Investments...        --         --         --         --         --         --
  Return of Capital Distribution........................        --         --         --         --         --         --
                                                          --------   --------   --------   --------   --------   --------
Total Distributions.....................................     1.032      1.065      1.092      1.176      1.284      1.368
                                                          --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period..........................  $ 14.624   $ 14.459   $ 14.950   $ 13.698   $ 15.662   $ 15.720
                                                          ========   ========   ========   ========   ========   ========
Total Return(a).........................................     8.57%      4.10%     17.61%     (5.10%)     7.95%      6.27%
Net Assets at End of Period (in millions)...............  $2,264.8   $2,560.1   $2,962.9   $2,924.4   $3,653.6   $3,571.7
Ratio of Operating Expenses to Average Net Assets(b)....      .90%      0.90%      0.93%      0.92%      0.87%      0.77%
Ratio of Interest Expense to Average Net Assets.........      .08%      0.02%      0.27%      0.08%        N/A        N/A
Ratio of Net Investment Income to Average Net
  Assets(b).............................................     7.26%      7.38%      7.68%      8.13%      8.08%      8.64%
Portfolio Turnover (excluding dollars rolls and forward
  commitment transactions)..............................      104%        64%        63%        44%        67%       111%

                                                                       CLASS A SHARES
                                                          -----------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------
                                                            1991       1990       1989       1988
                                                          --------   --------   --------   --------
Net Asset Value, Beginning of Period....................  $ 15.253   $ 15.280   $ 14.695   $ 15.046
                                                          --------   --------   --------   --------
  Net Investment Income.................................     1.390      1.407      1.404      1.319
  Net Realized and Unrealized Gain/Loss.................     0.897     (0.024)     0.558     (0.221)
                                                          --------   --------   --------   --------
Total from Investment Operations........................     2.287      1.383      1.962      1.098
                                                          --------   --------   --------   --------
Less:
  Distributions from and in Excess of Net Investment
    Income..............................................     1.410      1.410      1.377      1.319
  Distributions from Net Realized Gain on Investments...        --         --         --       .081
  Return of Capital Distribution........................        --         --       .130       .161
                                                          --------   --------   --------   --------
Total Distributions.....................................     1.410      1.410      1.377      1.449
                                                          --------   --------   --------   --------
Net Asset Value, End of Period..........................  $ 16.130   $ 15.253   $ 15.280   $ 14.695
                                                          ========   ========   ========   ========
Total Return(a).........................................    15.80%      9.62%     13.88%      7.50%
Net Assets at End of Period (in millions)...............  $3,505.9   $3,329.0   $3,550.5   $3,825.6
Ratio of Operating Expenses to Average Net Assets(b)....     0.68%      0.72%      0.65%      0.71%
Ratio of Interest Expense to Average Net Assets.........       N/A        N/A        N/A        N/A
Ratio of Net Investment Income to Average Net
  Assets(b).............................................     8.97%      9.38%      9.37%      8.85%
Portfolio Turnover (excluding dollars rolls and forward
  commitment transactions)..............................       27%        56%       101%       167%

---------------
(a)Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b)For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.
N/A -- Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                               CLASS B SHARES                              CLASS C SHARES
                                     ------------------------------------------------------------------   -----------------
                                                                                       AUGUST 24, 1992
                                                       YEAR ENDED                       (COMMENCEMENT        YEAR ENDED
                                                      DECEMBER 31,                     OF DISTRIBUTION)     DECEMBER 31,
                                     -----------------------------------------------   TO DECEMBER 31,    -----------------
                                      1997      1996      1995      1994      1993           1992          1997      1996
                                      ----      ----      ----      ----      ----     ----------------   -------   -------
Net Asset Value, Beginning of
 Period............................  $14.447   $14.948   $13.694   $15.643   $15.709        $ 15.983      $14.448   $14.948
                                     -------   -------   -------   -------   -------        --------      -------   -------
 Net Investment Income.............     .916     0.947     0.991     1.055     1.149           0.425         .910     0.943
 Net Realized and Unrealized
   Gain/Loss.......................     .162    (0.494)    1.241    (1.964)   (0.063)         (0.263)        .166    (0.489)
                                     -------   -------   -------   -------   -------        --------      -------   -------
Total from Investment Operations...    1.078     0.453     2.232    (0.909)    1.086           0.162        1.076     0.454
Less Distributions from and in
 Excess of Net Investment Income...     .916     0.954     0.978      1.04     1.152           0.436         .916     0.954
                                     -------   -------   -------   -------   -------        --------      -------   -------
Net Asset Value, End of Period.....  $14.609   $14.447   $14.948   $13.694   $15.643        $ 15.709      $14.608   $14.448
                                     =======   =======   =======   =======   =======        ========      =======   =======
Total Return(a)....................    7.71%     3.24%    16.78%    (5.93%)    7.01%           1.64%*       7.71%     3.24%
Net Assets at End of Period (in
 millions).........................  $ 359.0   $ 414.8   $ 466.7   $ 436.3   $ 474.7        $  103.1      $  14.2   $  14.3
Ratio of Operating Expenses to
 Average Net Assets(b).............    1.72%     1.73%     1.75%     1.74%     1.73%           1.61%        1.72%     1.72%
Ratio of Interest Expense to
 Average Net Assets................     .08%     0.02%     0.27%     0.09%       N/A             N/A         .08%     0.02%
Ratio of Net Investment Income to
 Average Net Assets(b).............    6.44%     6.55%     6.85%     7.29%     7.00%           6.16%        6.41%     6.55%
Portfolio Turnover (excluding
 dollar rolls and forward
 commitment transactions)..........     104%       64%       63%       44%       67%            111%         104%       64%

                                                CLASS C SHARES
                                     ------------------------------------
                                                         AUGUST 13, 1993
                                        YEAR ENDED        (COMMENCEMENT
                                       DECEMBER 31,      OF DISTRIBUTION)
                                     -----------------   TO DECEMBER 31,
                                      1995      1994           1993
                                      ----      ----     ----------------
Net Asset Value, Beginning of
 Period............................  $13.693   $15.626        $ 16.000
                                     -------   -------        --------
 Net Investment Income.............    0.996     1.063           0.433
 Net Realized and Unrealized
   Gain/Loss.......................    1.237    (1.956)         (0.364)
                                     -------   -------        --------
Total from Investment Operations...    2.233    (0.893)          0.069
Less Distributions from and in
 Excess of Net Investment Income...    0.978     1.040           0.443
                                     -------   -------        --------
Net Asset Value, End of Period.....  $14.948   $13.693        $ 15.626
                                     =======   =======        ========
Total Return(a)....................   16.78%    (5.86%)          0.46%*
Net Assets at End of Period (in
 millions).........................  $  13.3   $  11.4        $    9.6
Ratio of Operating Expenses to
 Average Net Assets(b).............    1.75%     1.74%           1.71%
Ratio of Interest Expense to
 Average Net Assets................    0.27%     0.10%             N/A
Ratio of Net Investment Income to
 Average Net Assets(b).............    6.86%     7.29%           6.42%
Portfolio Turnover (excluding
 dollar rolls and forward
 commitment transactions)..........      63%       44%             67%

---------------
*Non-Annualized

(a)Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b)For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

N/A -- Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

  The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. This objective is fundamental and cannot be changed without shareholder approval. There are risks inherent in all securities investments and there can be no assurance that the Fund will achieve its objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

--------------------------------------------------------------------------------
HOW THE FUND SEEKS ITS INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

  The Fund seeks to achieve its investment objective by investing at least 65% of its assets in obligations issued or guaranteed by the U.S. Government or in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (collectively, "U.S. Government Securities"). This policy is fundamental and cannot be changed without shareholder approval. U.S. Government Securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. Government securities generally are lower than yields available from corporate debt securities. The value of U.S. Government Securities (as with most fixed income securities) generally varies inversely with changes in prevailing interest rates. The magnitude of these fluctuations generally is greater for securities with longer maturities. The fluctuating value of U.S. Government Securities affects the Fund's net asset value but will not affect investment income from those securities.

  U.S. Government Securities include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by: (a) the full faith and credit of the U.S. Government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. Government to purchase obligations of the Agencies or (d) the credit of the Agencies. U.S. Government Securities also may include: (1) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities ("Mortgage-Backed Securities") issued or guaranteed by an Agency, (2) "when-issued" commitments relating to the foregoing and (3) repurchase agreements ("Repos") collateralized by U.S. Government Securities. The Fund invests in U.S. Government Securities of varying maturities and interest rates, including investments in obligations issued or guaranteed in zero coupon securities ("Zero Coupon Securities").

  The Fund historically has invested substantially all of its assets in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage Backed Securities are issued or guaranteed by U.S. Government agencies or instrumentalities, such as certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-Backed Securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government or private lenders and guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the United States. Guarantees by other agencies or instrumentalities of the U.S. Government, such as FNMA or FHLMC, are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

  The yield and payment characteristics of Mortgage-Backed Securities differ from traditional debt securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional debt securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity of a Mortgage-Backed Security. The value of most Mortgage-Backed Securities, like traditional debt securities, tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-Backed Securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. When mortgage loans underlying Mortgage-Backed Securities held by the Fund are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of higher-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments must be reinvested in securities which have lower yields. A more complete description of Mortgage-Backed Securities is contained in the Statement of Additional Information.

  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities and multiclass pass-through securities, which are equity interests in a trust composed of mortgage assets. Payments of principal and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Fund may invest in Zero Coupon Securities. Zero Coupon Securities are U.S. Treasury notes and bonds which are stripped of their unmatured interest coupons and therefore pay no interest to its holder during the life thereof. Because Zero Coupon Securities do not pay interest prior to maturity, such securities usually trade at a deep discount from their face or par value and such securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Even though the holder of a Zero Coupon Security does not receive interest payments prior to maturity, a portion of the purchase price discount must be accrued as income each year under current federal tax law. A more complete description of Zero Coupon Securities is contained in the Statement of Additional Information. In order to generate sufficient cash to make distributions, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Fund. See "Distributions and Taxes."

  The Fund may engage in strategic transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into Repos and reverse repurchase agreements, and lend portfolio securities in certain circumstances, in each case subject to the limitations set forth below.

  The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions". The Fund generally seeks to use Strategic Transactions as a hedging technique to seek to protect against possible adverse changes in the market value of the Fund's securities, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use some Strategic Transactions to seek to enhance income, although no more than 25% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes.

  Strategic Transactions have risks including the possible default or illiquidity of the other party to the transaction. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on an investment, or cause the Fund to hold a security it might otherwise sell. Money paid by the Fund as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Fund for investment purposes. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  The Fund may purchase and sell "when issued" and "delayed delivery" securities. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

  The Fund may enter into Repos whereby the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the purchase amount and resale amount is accrued as interest in the Fund's net income. Failure of the seller to repurchase the securities may cause losses for the Fund. Thus, the Fund must consider the credit-worthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use Repos for short-term investments. The Fund generally will not invest more than 15% of its total assets in Repos with a term of seven days or more.

  The Fund is authorized to borrow money from banks and to engage in reverse repurchase agreements and dollar rolls in an aggregate amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); provided, however, that with respect to such amount no more than 5% may be invested in bank borrowings and reverse repurchase agreements. The use of such transactions to purchase additional securities is known as "leverage". Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Reverse repurchase agreements are transactions whereby the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Dollar rolls are transactions whereby the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on such securities. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

  The Fund may lend its portfolio securities to banks or broker-dealers, to a maximum of 25% of the total assets of the Fund, provided such loans are callable at any time and are continuously secured by collateral consisting of cash or U.S. Government Securities equal to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive income for having made the loan. The Fund is the beneficial owner of the loaned securities so that any gain or loss in the market price during the loan inures to the Fund and its shareholders.

  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and securities lending.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Board of Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the Fund's officers supervise and implement the Fund's investment activities. The Fund pays the Adviser a fee (accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

                       AVERAGE DAILY
                         NET ASSETS
                         (MILLIONS)                           % PER ANNUM
                       -------------                          -----------
First $500..................................................     0.550%
Next $500...................................................     0.525%
Next $2,000.................................................     0.500%
Next $2,000.................................................     0.475%
Next $2,000.................................................     0.450%
Next $2,000.................................................     0.425%
Thereafter..................................................     0.400%

  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Adviser, the Distributor, Van Kampen Investor Services Inc. ("Investor Services"), Van Kampen or Morgan Stanley Dean Witter & Co.), the charges and expenses of independent accountants, legal counsel, transfer agent, or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGER. The Fund is managed by a management team headed by Peter W. Hegel. Mr. Hegel, an Executive Vice President of the Adviser, has been primarily responsible for the day to day management of the Fund's portfolio since April 1, 1998. Mr. Hegel has been employed by the Adviser since April, 1983. Barbara Downey and Kelly Gilbert are responsible as Associate Portfolio Managers for the day-to-day management of the Fund's investment portfolio. Ms. Downey has been a Vice President of the Adviser since 1996. Prior to that time, Ms. Downey was Vice President and Senior Portfolio Manager at CSI Asset Management, Inc. and Harris Investment Management, Inc. From 1984 to 1990 Ms. Downey was Vice President of Merrill Lynch Capital Services. Ms. Gilbert has been an Assistant Vice President of the Adviser since 1995. Prior to that time, Ms. Gilbert was a corporate trader for ABN AMRO, N.A.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the advisers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. For more information, see "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser and the Distributor or dealers participating in the offering of the Fund's shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or (b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). The three classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Class A Share accounts over $1 million; Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares." The minimum initial investment with respect to each class of shares is $500 and the minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order in an amount of $500,000 or more for Class B Shares or any order of Class C Shares in an amount in excess of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares has: (i) distribution fees, service fees and administrative expenses unique to its respective class of shares, (ii) exclusive voting rights on certain provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) different exchange privileges. Furthermore, the Class B Shares have a conversion feature (discussed below).

  The Fund offers its three classes of shares to the public on a continuous basis through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. Investor Services, transfer agent for the Fund and a wholly owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which varies depending upon the total amount of the sale. The table below shows sales charges and the aggregate amount of the sales charges which are paid as dealer concessions or broker agency commissions on sales of Class A Shares. The sales charges collected from the investor are allocated between the investor's broker, dealer or financial intermediary and the Distributor.

SALES CHARGE TABLE

                                                                                                       DEALER
                                                                                                    CONCESSIONS
                                                                                                     OR AGENCY
                                                                     TOTAL SALES CHARGE              COMMISSION
                                                              ---------------------------------    --------------
                    SIZE OF TRANSACTION                       PERCENTAGE OF      PERCENTAGE OF     PERCENTAGE OF
                     AT OFFERING PRICE                        OFFERING PRICE    NET ASSET VALUE    OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $100,000..........................................       4.75%             4.99%              4.25%
$100,000 but less than $250,000.............................       3.75              3.90               3.25
$250,000 but less than $500,000.............................       2.75              2.83               2.25
$500,000 but less than $1,000,000...........................       2.00              2.04               1.75
$1,000,000 or more..........................................         *                 *                  *
-----------------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. See "How to Buy Shares -- Deferred Sales Charge Alternatives" for additional information.

  QUANTITY DISCOUNTS AND OTHER PURCHASE PROGRAMS. The Fund's Statement of Additional Information contains more detailed information about quantity discounts and other purchase programs available to purchasers of Class A Shares. Interested investors may obtain a free copy of the Fund's Statement of Additional Information by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired).

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative generally may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of these CDSC Shares is equal to the net asset value per share. The investor incurs no initial sales charge at the time of purchase. However, as discussed below, the investor may be subject to a contingent deferred sales charge upon disposition of such shares depending on the length of time the investor holds such shares. The Distributor compensates brokers, dealers and financial intermediaries for participating in the continuous public offering of the CDSC Shares but does so out of its own assets and not out of the assets of the Fund. The amount paid to brokers, dealers and financial intermediaries varies as a percentage of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries. The percentage rate equals: (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to the Class B Shares and (iii) 1.00% with respect to the Class C Shares. When an investor sells its CDSC Shares, any applicable CDSC is paid to the Distributor and used by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of such CDSC Shares, including the payment of compensation to dealers and agents for selling such shares. The discussions of Class A Shares, Class B Shares and Class C Shares below summarize an investor's contingent deferred sales charge ("CDSC"). The CDSC and the distribution and service fees (see "Distribution and Service Plans" below) enable the Fund to sell such CDSC Shares without an initial sales charge.

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase.

  CLASS B SHARES. Class B Shares redeemed within eight years of purchase generally will generally be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount redeemed:

--------------------------------------------------------------------------------

                                                               CONTINGENT DEFERRED SALES CHARGE
                                                                      AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                            DOLLAR AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------------------------------------------
First.......................................................                4.00%
Second......................................................                3.75%
Third.......................................................                3.50%
Fourth......................................................                2.50%
Fifth.......................................................                1.50%
Sixth.......................................................                1.00%
Seventh and after...........................................                0.00%

--------------------------------------------------------------------------------

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. The conversion feature is subject to the continuing availability of an opinion of counsel to the Fund regarding certain tax matters and the Fund may suspend such conversion feature in the absence of such opinion.

  WAIVERS OF CONTINGENT DEFERRED SALES CHARGE. The Fund's Statement of Additional Information contains more detailed information about waivers of CDSCs available to purchasers of CDSC Shares. Interested investors may obtain a free copy of the Fund's Statement of Additional Information by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired).

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting the total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. Generally, the net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday.

  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares generally will not be issued.

  The Distributor may from time to time implement special programs or contests which are intended to result in sales of shares of the Fund. Such programs, which will be conducted pursuant to objective criteria established by the Distributor, generally will result in brokers, dealers and financial intermediaries being paid additional amounts than those described above with respect to sales of shares of the Fund. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for such programs are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount the Fund will receive from such sale.

DIVIDEND REINVESTMENT PROGRAM

  The Fund automatically will credit monthly and annual distributions to a shareholder's account in additional shares of the Fund, without a sales charge, unless a shareholder instructs otherwise. This instruction may be made by telephone by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired) or in writing to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256.

--------------------------------------------------------------------------------
HOW TO SELL SHARES
--------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, MO 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission ("SEC"). If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) ordinarily will be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 (or (800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Van Kampen and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VK nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  Further information regarding redemptions from the Fund is contained in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to each class of shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and brokers, dealers or financial intermediaries in connection with the maintenance of such shareholders' accounts. The Distribution Plan and the Service Plan are implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide customers certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expenses.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's expenses with respect to a class of CDSC Shares (for purposes of this paragraph excluding any Class A Shares that may be subject to a
CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. Any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward. Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation, amounts paid to the Distributor with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, the holder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $11,027,863 and $134,396 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.07% and 0.95% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution-related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  The Fund will declare distributions on a daily basis and will pay such distributions from net investment income and net realized short-term capital gains on a monthly basis. The Fund will distribute annually any remaining short-term capital gains together with long-term capital gains, if any. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ.

  In order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Fund intends to distribute substantially all of its net investment income and capital gains at least annually. Any distributions in excess of the Fund's net investment income and capital gains will be a return of principal, which will reduce the investor's tax basis in the shares. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether received in shares or in cash. Distributions of the Fund's net capital gains ("capital gain dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders.

  Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes. For further information with respect to taxes, see the Statement of Additional Information.

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares.

  Further information about the Fund's performance is contained in the Fund's Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired).

--------------------------------------------------------------------------------
FUND ORGANIZATION
--------------------------------------------------------------------------------

  The Fund is a diversified, open-end management investment company. The Fund is a series of Van Kampen U.S. Government Trust, a Delaware business trust which was organized as of May 10, 1995 (the "Trust") and which adopted its current name on July 14, 1998. To date, the Fund is the only series of the Trust, although the Trustees of the Trust are empowered to organize and designate other series in the future. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding Shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  The Fund issues multiple classes of shares pursuant to a plan adopted under Rule 18f-3 of the 1940 Act. Each class of shares is equal as to earnings, assets and voting privileges, except as noted herein, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders. The fiscal year end of the Fund is December 31.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  Shareholder inquiries should be directed to: Van Kampen U.S. Government Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn: Correspondence. The telephone number is (800) 421-5666 (or (800) 421-2833 for the hearing impaired). For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information dial (800) 847-2424.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.

VAN KAMPEN U.S. GOVERNMENT FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181



Distributor

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen U.S. Government Fund

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen U.S. Government Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                               U.S. GOVERNMENT
                                     FUND

--------------------------------------------------------------------------------

      P       R       O      S      P      E      C      T      U      S

                       APRIL 30, 1998, AS SUPPLEMENTED
                    ON JULY 14, 1998 AND OCTOBER 27, 1998

                           [VAN KAMPEN FUNDS LOGO]

                                                                  USGF PRO 10/98